SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 _____________


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): March 12, 2003


                              THE IT GROUP, INC.
            -------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


            Delaware                    1-09037             33-0001212
----------------------------------   ------------------  --------------------
 (State or Other Jurisdiction of       (Commission       IRS Employer
        Incorporation)                 File Number)      Identification No.)


            2790 Mosside Boulevard, Monroeville, Pennsylvania 10019
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              (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code: (412) 372-7701


                                Not Applicable
 ------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



Item 5.  Other Events.

         On March 12, 2003, The IT Group, Inc. (the "Company") filed a Notice of Filing of Monthly Operating Report covering the period from June 1, 2002 through June 28, 2002 (the "Monthly Operating Report") with the United States Bankruptcy Court for the District of Delaware in the Company's Chapter 11 bankruptcy reorganization proceedings. The Monthly Operating Report is filed on Form SE, dated as of March 19, 2003 and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

(c)    Exhibits:

       Number         Description

       99.1 Notice of Filing of Monthly Operating Report for period from June 1, 2002 through June 28, 2002 (including Exhibits). Filed in accordance with Rule 311(a) of Regulation S-T on Form SE, dated as of March 19, 2003.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          THE IT GROUP, INC.

                                          By: /s/ Harry J. Soose, Jr.
                                              ------------------------------
                                              Name:  Harry J. Soose, Jr.
                                              Title: Chief Operating Officer



Date:   March 19, 2003



                               INDEX TO EXHIBITS

       Number              Description
       ------              -----------

           99.1 Notice of Filing of Monthly Operating Report for period from June 1, 2002 through June 28, 2002 (including Exhibits). Filed in accordance with Rule 311(a) of Regulation S-T on Form SE, dated as of March 19, 2003.